Exhibit 99.1

FOR IMMEDIATE RELEASE

Ducommun to Acquire LaBarge

Transaction Transforms Company into Leading EMS Provider

LOS ANGELES, California (April 4, 2011) - Ducommun Incorporated (NYSE: DCO) today announced that it has entered into a definitive agreement to acquire all outstanding stock of LaBarge, Inc. (AMEX: LB). LaBarge, with revenue of $324 million for the twelve months ended January 2, 2011, is a widely recognized supplier of electronics manufacturing services (EMS) operating across many high-growth industries. The acquisition will nearly double Ducommun’s revenue base, improve the Company’s position as a Tier 2 leader in both aerostructures and electronics, and bring access to new customers and markets.

Pursuant to the terms of the definitive agreement, Ducommun will acquire all issued and outstanding shares of LaBarge at $19.25 per share in cash for a total purchase price of approximately $340 million, including the assumption of LaBarge’s outstanding debt ($30 million as of January 2, 2011). The closing of the transaction is subject to the approval of LaBarge shareholders and certain other customary conditions, including expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Once completed, LaBarge will be combined with the Company’s Ducommun Technologies (DTI) subsidiary and renamed Ducommun LaBarge Technologies, under the leadership of LaBarge’s current chief operating officer, Randy Buschling. Based on management’s assumptions, the transaction is expected to be accretive to Ducommun’s earnings in the full year 2012.

“This is one of the most strategically significant moves Ducommun has ever made, one which will transform our Company into a larger, stronger entity focused on serving our customers in aerostructures and electronics,” said Anthony J. Reardon, president and chief executive officer of Ducommun. “LaBarge is a leading supplier of critical electronics systems and subsystems for the aerospace and defense, industrial, energy and medical markets, with a compatible corporate culture, excellent management team, and outstanding workforce. Noted for having deep, long-term relationships with its customers, LaBarge also provides high-end engineering and design support, prototyping, program management, and testing.

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ESTABLISHED IN 1849 • 23301 WILMINGTON AVENUE • CARSON CA 90745 • TEL (310) 513-7200 • FAX (310) 513-7279

Ducommun Announces Acquisition of LaBarge

“The acquisition solidifies Ducommun as a premier Tier 2 provider of both structural and electronic assemblies. By adding LaBarge to Ducommun Technologies, we will form one of the largest global aerospace and defense providers of EMS for high margin, low volume/high mix applications. We look forward to this next, exciting stage of our development.”

In connection with the acquisition, Ducommun has fully committed debt financing provided by certain affiliates of UBS Investment Bank and Credit Suisse.

UBS Investment Bank is acting as the exclusive financial advisor to Ducommun in the acquisition of LaBarge.

Conference Call

A teleconference hosted by Anthony J. Reardon, the Company’s president and chief executive officer, and Joseph P. Bellino, the Company’s vice president and chief financial officer, will be held today, April 4, 2011 at 10:00 AM ET (7:00 AM PT) to discuss the LaBarge transaction and strategic rationale. To participate in the teleconference, please call 800-299-7928 (International 617-614-3926) approximately ten minutes prior to the conference time stated above. The participant passcode is 81970257. Mr. Reardon and Mr. Bellino will be speaking on behalf of the Company and anticipate the presentation and Q&A period to last approximately 45 minutes.

This call is being webcast by Thomson/CCBN and can be accessed directly at the Ducommun Incorporated website at www.ducommun.com. Conference call replay will be available after that time at the same link or by dialing 617-801-6888, passcode 48073359. The webcast is also being distributed over Thomson/CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through Thomson/CCBN’s individual investor center at www.earnings.com or by visiting any of the investor sites in Thomson/CCBN’s Individual Investor Network. Institutional investors can access the call via Thomson/CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

Ducommun Announces Acquisition of LaBarge

About Ducommun Incorporated

Founded in 1849, Ducommun Incorporated provides engineering and manufacturing services to the aerospace and defense industry. The company is a supplier of critical components and assemblies for commercial aircraft, military aircraft, and missile and space programs through its three business units: Ducommun AeroStructures (DAS), Ducommun Technologies (DTI), and Miltec. Additional information can be found at www.ducommun.com.

CONTACT:	Joseph P. Bellino	or	Chris Witty
	Vice President and Chief Financial Officer		Investor Relations
	(310) 513-7211		(646) 438-9385 / cwitty@darrowir.com

Certain statements contained in this press release regard matters that are not historical facts and are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, and the rules promulgated pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such statements include statements regarding the proposed acquisition of LaBarge, including but not limited to statements regarding benefits of the acquisition, as well as statements regarding the proposed financing of the acquisition. Because such forward-looking statements contain risks and uncertainties, actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or voting agreement; (2) the outcome of any legal proceedings that have been or may be instituted against LaBarge and/or Ducommun and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to the completion of the merger, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) the interest rate on any borrowings incurred to finance the acquisition and operations of Ducommun and its subsidiaries following the acquisition; (6) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (7) difficulties integrating LaBarge’s business, operations and employees into Ducommun’s business and operations; (8) the inability to recognize the benefits of the merger, including any potential synergies, growth, cost savings or accretive value; (9) the method of accounting for the acquisition; (10) the inability to maintain current customer and supplier relationships following the merger; (11) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (12) the impact of the indebtedness incurred to finance the consummation of the merger. The businesses of Ducommun and LaBarge are also subject to a number of risks as described in the SEC filings of Ducommun and LaBarge, copies of which may be obtained by contacting the investor relations departments of each company via their websites www.ducommun.com and www.labarge.com. Many of the factors that will determine the outcome of the subject matter of this press release are beyond Ducommun’s or LaBarge’s ability to control or predict. Ducommun undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed merger, LaBarge will file a proxy statement with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LaBarge. LABARGE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. LaBarge’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed by LaBarge with the SEC from the SEC’s website at www.sec.gov or the investor relations section of LaBarge’s website at www.labarge.com, or by written request to LaBarge, Inc., c/o Corporate Secretary, 9900 Clayton Road, St. Louis, MO 63124.

Ducommun and LaBarge and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from LaBarge’s stockholders with respect to the proposed merger. Information about Ducommun’s directors and executive officers is set forth in Ducommun’s 2011 proxy statement on Schedule 14A filed with the SEC on March 29, 2011 and its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 22, 2011. Information about LaBarge’s directors and executive officers, including their ownership of LaBarge Common Stock, is set forth in LaBarge’s 2010 proxy statement on Schedule 14A, filed with the SEC on October 18, 2010. Investors may obtain additional information regarding the interests of the participants in the proposed merger, which may be different than those of LaBarge’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

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